Exhibit 99.2
 ©2022 Thryv, Inc. All Rights Reserved.   ANALYST & INVESTOR DAY  APRIL 2022 – NASDAQ MARKETSITE – NYC

 JOE WALSH  CHAIRMAN / CEO  RYAN CANTOR  CHIEF PRODUCT OFFICER  KJ CHRISTOPHER  VP – TREASURY, TAX & CORPORATE DEVELOPMENT   GRANT FREEMAN  CHIEF CUSTOMER OFFICER  CAMERON LESSARD  DIRECTOR - IR & CAPITAL MARKETS   PAUL ROUSE  CHIEF FINANCIAL OFFICER  THE TEAM

 This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ ‘targets,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise.  Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.  In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains non-GAAP financial measures. We present non-GAAP financial measures including adjusted EBITDA, adjusted EBITDA margin and adjusted gross margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP financial measures.  We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in our industry.  This Presentation also includes certain forward-looking non-GAAP financial measures, such as adjusted EBITDA margin and adjusted gross margin. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts.  ANALYSIS & INVESTOR DAY  SAFE HARBOR

 WELCOME – 9:00 AM  Cameron Lessard, Director of Investor Relations & Capital Markets   DECADE OF SMB SAAS – 9:05 AM  Joe Walsh, Chairman and CEO  PRODUCT INNOVATION – 9:45 AM  Ryan Cantor, Chief Product Officer  REIMAGINING THE CUSTOMER EXPERIENCE – 10:10 AM  Grant Freeman, Chief Customer Officer  FINANCIAL SUMMARY – 10:30 AM  Paul Rouse, Chief Financial Officer   KJ Christopher, Vice President – Treasury, Tax & Corporate Development  Q&A – 10:50 AM   ANALYSIS & INVESTOR DAY  AGENDA

 Q&A  Short Q&A (5 min) between speakers 20 min Q&A with all presenters at conclusion of presentation.  SUBMIT QUESTIONS  Via Investor Relations at InvestorDay@thryv.com   NON-GAAP  Reconciliations for financials provided and posted on investor.thryv.com  ANALYSIS & INVESTOR DAY  HOUSEKEEPING  CAMERON LESSARD

 WELCOME  JOE WALSH

 2020s: The Decade of SMB SaaS  Marketing Services – Our Predictable Cash Generator   Why Thryv Will Win   Thryv’s “Unfair” Sales Advantage (It’s Growing)  Who We Serve – Our Ideal Client   The Future – Our Trajectory

 We are a team fiercely devoted to enabling local, independent businesses.

 We believe in free enterprise, a diverse dynamic economy and the American dream of owning a successful business.

 We believe consumers deserve choices beyond chains and global ecommerce.

 We believe devotion to supporting independent business owners is an urgent, worthy and noble calling.

 HARDIN PAINTING COMPANY  STAN HARDIN  PATH TO 2032  2020S: THE DECADE OF SMB SAAS

 PATH TO 2032  DECADE OF ENTERPRISE SAAS  2020s  2010s

 PATH TO 2032  DECADE OF SMB SAAS  2020s  2010s

 Consumers Are Trained  SMBs Are Ready  Tools Are Better  PATH TO 2032  WHY IS THIS MEGA-TREND HAPPENING NOW?

 PATH TO 2032  SMB SAAS ADOPTION  77%  64%  ONE PROVIDER  64% want to buy from one provider.  MULTIPLE SAAS APPS  77% of of SMBs need a platform with all tools in one place.   Decision Analyst, Q1 2022, SMB SaaS Adoption Study.

 PATH TO 2032  MARKETING SERVICES  Our Predictable Cash Generator

 $880M  ESTIMATED REVENUE  35%  ESTIMATED ADJUSTED EBITDA MARGIN  2022E  REVENUE  MARKETING SERVICES  SHIFT FROM PRINT TO DIGITAL

 MARKETING SERVICES  SHIFT FROM PRINT TO DIGITAL  2032E  REVENUE  $100M  ESTIMATED REVENUE  35+%  ESTIMATED ADJUSTED EBITDA MARGIN

 TOTAL 2021REFERENCES  7.4B   MARKETING SERVICES  YELLOW PAGES & IYP ANNUAL U.S. REFERENCES 2001-2021  (In Billions)  -4%  CAGR  DIGITAL 2021REFERENCES  4.3B   PRINT 2021REFERENCES  3.1B   Source: Localogy, February 2022.

 UNICORN AIR & HEAT  MIKE TAMBS  PATH TO 2032  WHY THRYV WILL WIN

 WHY THRYV WILL WIN  SERVICE AS A DIFFERENTIATOR

 WHY THRYV WILL WIN  KEY BENEFITS TO SMB  Drives Growth  Saves Time/Get Organized  Freedom/Mobility

 WHY THRYV WILL WIN  WIN, KEEP & GROW HIGH QUALITY BUSINESS  EASIER FOR CONSUMER  BETTER SEO  INTEROPERABILITY  OFFICE IN YOUR POCKET  BETTER GMB RANKINGS (SEO)  REPEAT BUSINESS  MORE REFERRALS  SEAMLESS SOLUTION

 WHY THRYV WILL WIN  INTEROPERABILITY

 LIFETIME VALUE CUSTOMER  WHY THRYV WILL WIN  WE MAKE THE CONSUMER EXPERIENCE BETTER  FINDS SMB  Via Website/GMB  MAKES APPOINTMENT  Via Thryv Calendar  GETS REMINDER  Via Thryv Scheduler  RECEIVES DOCUMENTS/ ESTIMATES/INVOICES  Via Thryv Document Sharing  MAKES PAYMENT  Via ThryvPay. Credit Card Stored For Future  MAKES REFERRALS  Via Thryv Texting Referral Tool  GETS REMINDER  Automated Future Business Offers  RETRIEVE HISTORY  Info Stored Of All Interactions  CONSUMER

 2021  2022  2023  2024  2025  WHY THRYV WILL WIN  EVOLVING & EXPANDING

 WHY THRYV WILL WIN  DEVELOPMENT OF MULTIPLE CENTERS  EASIER TO USE/COMPARTMENTALIZE  COST EFFECTIVE  GREAT OPPORTUNITY FOR NDR EXPANSION

 PATH TO 2032  THRYV’S “UNFAIR” SALES ADVANTAGE (It’s Growing)

 $1.5BGENERATED CASH  400KCLIENTS  UNFAIR SALES ADVANTAGE  ZOOs

 INBOUND  PARTNER  FRANCHISE  UNFAIR SALES ADVANTAGE  EXPANDING & MATURING SALES CHANNELS  NEW ACQUISITION CHANNELS  LOCAL CHANNELS  INSIDE  OUTSIDE  Large base of existing marketing services customers for prospecting (Zoos).  TEAM SELLING

 UNFAIR SALES ADVANTAGE  GROWTH  PRODUCT LED GROWTH  SALES DRIVEN GROWTH

 PRODUCT LED GROWTH  UNFAIR SALES ADVANTAGE  GROWTH  SALES DRIVEN GROWTH

 UNFAIR SALES ADVANTAGE  CLIENT ADORED - INDUSTRY RECOGNIZED

 THE BEAUTY MARK MEDICAL SPA  CARA VAIRO  PATH TO 2032  WHO WE SERVE Our Ideal Client

 WHO WE SERVE  CORE TARGET CUSTOMERS  2-50 Employees  Service-based Businesses  Established Businesses  ~$500K In Revenue

 INTERNATIONAL GROWTH OPPORTUNITY

 4M  SMBs IN THE U.S. WE CAN POTENTIALLY SERVE.   TOTAL SMBs  THRYV TAM  Each dot represents 1M SMBs  Source: SBA.gov, US. Census Bureau and company estimation based on Ideal Client Profile (ICP).

 8M  SMBs WORLDWIDE WE CAN POTENTIALLY SERVE.   TOTAL SMBs  THRYV TAM  Each dot represents 1M SMBs  Source: SBA.gov, U.S. Census Bureau, EU Nations: European Commission, United Kingdom: House of Commons, Canada: Innovation, Science and Economic Development Canada, and company estimation based on Ideal Client Profile (IDC).

 PATH TO 2032  THE FUTUREOur Trajectory  KC CREDIT GURU  ASHLEY DEKE

 THE FUTURE  TRAJECTORY SAAS REVENUES  Revenue Opportunity  2022E  2027*  2032*  $207M  $1B  $4B  *Management targets.   Note: Midpoint of 2022E SaaS revenue guidance range (March 10, 2022).

 150K  SUBSCRIBERS  $1B  REVENUE  20%  ADJUSTED EBITDA MARGIN  75%  SAAS REVENUE OF CONSOLIDATED REVENUE  5 YEAR   SAAS TARGETS  75%  GROSSMARGIN  100%  NET DOLLAR RETENTION  Go-to-Market Expansion  Product Innovation  Macro Trend SMBs Moving To Cloud  CATALYSTS

 500K  SUBSCRIBERS  $4B  REVENUE  >20%  ADJUSTED EBITDA MARGIN  10 YEAR   SAAS TARGETS  Go-to-Market Expansion  Product Innovation  Macro Trend SMBs Moving To Cloud  CATALYSTS  >95%  SAAS REVENUE OF CONSOLIDATED REVENUE  >75%  GROSSMARGIN  >100%  NET DOLLAR RETENTION

 Engagement  Net Revenue Retention  Product Led Growth  Subscriber Growth & Referrals  Scaled ARPU  THE FUTURE  HOW DO WE GET TO THRYV 2032  By maintaining consistent execution on our core drivers...

 PRODUCT INNOVATION  RYAN CANTOR  ©2022 Thryv, Inc. All Rights Reserved.

 GREEN TECH CLEANING  DERRICK GREEN  PRODUCT INNOVATION  TODAY’S SMALL BUSINESS

 WEB CHAT  FACEBOOK PAGE  DOCUMENTS/SIGNATURES  SPREADSHEET  EMAIL  PAYMENTS  PRODUCT INNOVATION  TODAY’S SMALL BUSINESS  ACCOUNTING  EMAIL MARKETING

 We continue to focus our innovation on meeting SMBs where they are. Empowering SMBs to adopt a scalable platform, without the disruption.   PRODUCT INNOVATION  REDUCING FRICTION

 Slowly reel them in to a robust end-to-end platform built for growing small businesses.  PRODUCT INNOVATION  REDUCING FRICTION

 + MORE  PRODUCT INNOVATION  REDUCING FRICTION

 PRODUCT INNOVATION  SMB HIERARCHY OF NEEDS  SELF-ACTUALIZATION   GROWTH  ORDER  COMMUNICATION  FINANCIAL

 Q3 2019  Q1 2022E  PRODUCT INNOVATION  PAYMENT GROWTH  Over $1 Billion In SMB Payments Run Through Thryv Annually  $1B  Annualized Payment based on end of the quarter.

 Q3 2019  Q1 2022E  ONLINE PAYMENTS  OFFLINE PAYMENTS  PRODUCT INNOVATION  PAYMENT GROWTH  Significant Offline Payments Creates Continued Opportunity For Growth  OPPORTUNITY  $1B  Annualized Payment based on end of the quarter.

 Live  + Email  + One-way SMS  + Two-Way SMS   + Text Enabled Landline  + Injecting Leads from all Marketing Services Products   + Web Chat   + Facebook Messenger  + Instagram Messenger  + Google Messenger  Coming Soon   PRODUCT INNOVATION  CENTRALIZED INBOX

 PRODUCT INNOVATION  CONVERSATIONS GROWTH  Thryv Is Enabling 5.6M SMB-to-Customer Conversations Per Year  Q1 2020  Q1 2022  ANNUALIZED CUSTOMER CONVERSATIONS  ANNUALIZED BUSINESS CONVERSATIONS  5.6M  Annualized Conversations based on end of the quarter.

 PRODUCT INNOVATION  SOLVING THE PROBLEM  Across The Customer Journey  NAVIGATE FINANCIAL AID  ROBERT ROGGERIO

 DILLION LAWN SERVICE  DALTON DILLION

 PRODUCT INNOVATION  ThryvPay GROWTH  Annualized Payment Volume  Q4 2020  Q1 2022  Q4 2027*  $3B  $101M  $7M  *Management target.

 PRODUCT INNOVATION  EVOLVING &   EXPANDING  2022 Planned Improvements  ThryvPay branded hardware   ThryvPay branded Visa Card, called ThryvPay Money  Buy now, pay later  International expansion

 LOGOS/LOCATIONS  Q1 2020  85  Q1 2021  160  Q1 2022*  450  Multi-location Operating Platform  *Management target.  2027*  10,000+

 PRODUCT INNOVATION  EVOLVING & EXPANDING  Thryv  Everything an SMB needs to run their day-to-day business and deliver an exceptional customer experience.

 2021  2H-2022  2023  2024  2025  PRODUCT INNOVATION  EVOLVING & EXPANDING

 MARKETING CENTER  PRODUCT INNOVATION  MARKETING CENTER  A Centralized place to support all the marketing efforts of an SMB.  CRM  TRAFFIC/ANALYTICS   MULTI-CHANNEL MEDIA CAMPAIGNS  MARKETING TOOLS

 PRODUCT INNOVATION  MARKETING CENTER  Accurately informing small business owners about how their CRM customers interact with them online.

 THE END-TO-END SMALL BUSINESS PLATFORM  2021  2H-2022  2023  2024  2025  PRODUCT INNOVATION  OUR FUTURE

 REIMAGINING THE CUSTOMER EXPERIENCE  GRANT FREEMAN  ©2022 Thryv, Inc. All Rights Reserved.

 REIMAGINING THE CUSTOMER EXPERIENCE  DIVA DOGG GROOMING  RONNIE WOLVERTON

 REIMAGINING THE CUSTOMER EXPERIENCE  CLIENT JOURNEY  HAIR BY SIERRA  SIERRA SMITH

 LEAD  REIMAGINING THE CUSTOMER EXPERIENCE  CLIENT JOURNEY  SALE  ONBOARDING  GROWTH & ACCOUNT MANAGEMENT

 EDERY CHIROPRACTIC  DR. GABRIEL EDERY  REIMAGINING THE CUSTOMER EXPERIENCE  ACQUISITION

 REIMAGINING THE CUSTOMER EXPERIENCE  ACQUISITION  TEAM SELLING  DEMAND GEN   SOFTWARE SALES TEAM

 UNDERSTAND THE IMPACT  IDENTIFY THE PROBLEM  SOLVE THE PROBLEM  REIMAGINING THE CUSTOMER EXPERIENCE  ACQUISITION – SALES PROCESS

 REIMAGINING THE CUSTOMER EXPERIENCE  RETENTION &ENGAGEMENT  GENCO FLOORCOVERING, INC.  JUSTIN ALBERTSON

 GROWTH & ACCOUNT MANAGEMENT  ONBOARDING  REIMAGINING THE CUSTOMER EXPERIENCE  RETENTION

 ENGAGE CUSTOMER AS A NORTH STAR  REIMAGINING THE CUSTOMER EXPERIENCE  RETENTION  GROWTH & ACCOUNT MANAGEMENT  ONBOARDING  TIME TO FIRST VALUE (TTFV)  SERVICE AS A DIFFERENTIATOR  UNDERSTANDING & SOLVING THEIR PROBLEM  SOLVING ADDITIONAL PROBLEMS OVER TIME  LEADS TO RETENTION & GROWTH

 REIMAGINING THE CUSTOMER EXPERIENCE  THE JOURNEY WORKS

 LEAD  REIMAGINING THE CUSTOMER EXPERIENCE  CLIENT JOURNEY  Net Promoter Score (NPS)  SALE  ONBOARDING  GROWTH & ACCOUNT MANAGEMENT  FEB 2020  FEB 2021  +72  +79  FEB 2020  FEB 2021  +84  +82  FEB 2020  FEB 2021  +62  +93

 67%  72%  REIMAGINING THE CUSTOMER EXPERIENCE  CORE FEATURE USAGE  JAN 2021  DEC 2021

 REIMAGINING THE CUSTOMER EXPERIENCE  DAILY ACTIVE USER GROWTH  JAN 2021  DEC 2021  Increased 27%

 REIMAGINING THE CUSTOMER EXPERIENCE  SEASONED CHURN  JAN 2021  DEC 2021  2.0%  1.5%

 REIMAGINING THE CUSTOMER EXPERIENCE  SEASONED NET DOLLAR RETENTION (NDR)  JAN 2021  DEC 2021  90%  94%

 20  Q3 2021  REIMAGINING THE CUSTOMER EXPERIENCE  RELATIONSHIP NET PROMOTER SCORE (NPS)  8  Q3 2020

 DIVA DOGG GROOMING  RONNIE WOLVERTON  REIMAGINING THE CUSTOMER EXPERIENCE  DIVA DOGG GROOMINGTIMELINE

 HOMEGARAGE  2018  STARTED IN THEIR GARAGE   WEBSITE  POST-IT NOTES  AMANDACSP

 2019  UPGRADING PACKAGE  CLIENT PORTAL  SOCIAL MEDIA  WEBSITE  CRM  CALENDAR/SCHEDULER  DOCUMENTS  REDUCED NO SHOWS

 2020  EXPANDING PACKAGE  PAYMENTS  CLIENT PORTAL  SOCIAL MEDIA  WEBSITE  CRM  CALENDAR/SCHEDULER  DOCUMENTS  JOT.FORM  PACKAGES & COUPONS  EMAIL & SMS MARKETING  MOBILE  COVID-19

 2021  EXPANDING BUSINESS  SOCIAL MEDIA  JOT FORM  PACKAGES & COUPONS  EMAIL & SMS MARKETING  ESS  THRYVPAY  REFERRAL  CRM  CALENDAR/SCHEDULER  DOCUMENTS  CLIENT PORTAL  WEBSITE

 REIMAGINING THE CUSTOMER EXPERIENCE  DIVA DOGG – CLIENTS  2018  2021  100+/-  4,600

 REIMAGINING THE CUSTOMER EXPERIENCE  DIVA DOGG – CONSISTENTLY INCREASING SPEND  2018 - 2021  7x  INCREASE IN   SPEND

 FINANCIAL SUMMARY  PAUL ROUSE  ©2022 Thryv, Inc. All Rights Reserved.

 EBITDA GROWTH  FREE CASH FLOW GROWTH  REVENUEGROWTH  REINVESTMENT IN GROWTH  PRODUCT INNOVATION  SUBSCRIBER GROWTH  INTERNATIONAL EXPANSION  M&A  STAKEHOLDER VALUE CREATION  FINANCIAL SUMMARY  THRYV POSITIONED TO CREATE LONG-TERM STAKEHOLDER VALUE

 MARKETING SERVICES  Predictable Profit Stream  Efficient Cross-sell Motion - Our “Zoo”  SAAS  Fast-growing  SMB Platform At Scale  Expanding Internationally  FINANCIAL SUMMARY  THRYV DIFFERENTIATED MODEL

 FINANCIAL SUMMARY  MARKETING SERVICES   3D PRINT EVERYTHING  MICHAEL LYNN

 FINANCIAL SUMMARY  TOTAL MARKETING SERVICES  High sustained EBITDA margins  Variable cost structure  Consistent predictable billing trends  Leverage cash flow generation, resources and 400k captive customer base  Highly complementary for seamless cross-sell opportunities (1/3 of SaaS)  Direct referrals drives additional 1/3 new-new SaaS clients

 $200M  FINANCIAL SUMMARY  TOTAL MARKETING SERVICES  High Sustained Adjusted EBITDA Margins

 FINANCIAL SUMMARY  PRINT YELLOW PAGES (PYP)  Lengthening Directory Life  TRANSITION 18-MONTH PUBLICATION CYCLES IN 2022  ENHANCES FORWARD CASH FLOW VISIBILITY  IMPROVES UNIT ECONOMICS  FREES UP SALES REP TIME TO FOCUS ON SAAS

 MASTER IT MEDIA  MAGGIE CAREY  FINANCIAL SUMMARY  SAAS   Provide exceptional client value proposition creating a flywheel that will continue to drive durable growth.

 FINANCIAL SUMMARY  THE FUTURE  Repositioned For Growth  Early Success: Captive client base  Experimenting down-market  Refocused upmarket with product fit  SMB industry tailwinds with targeted growth investments  Note: Midpoint of 2022E SaaS revenue guidance range (established March 10, 2022).

FINANCIAL SUMMARY

QUARTERLY ARPU GROWTH

Up-market Focus Accelerating Annual Spend


~$4,000
$351
~$2,500
$204
Q1 2018
Q4 2021
ARPU
ANNUAL SPEND

- Product roadmap creating more revenue/expansion opportunities.
- Monetization team driving upgrade motion.
- Melt-up from ICP focus and lower-value tier churn abating.
- ~$4,000 annual spend with significant headroom in market.

 SUBSCRIBER GROWTH  ARPU GROWTH  FINANCIAL SUMMARY  SAAS GROWTH IN FY21  Balanced Subscriber Growth & ARPU Expansion  2021

 SUBSCRIBER GROWTH  ARPU GROWTH  FINANCIAL SUMMARY  SAAS GROWTH IN FY22  Balanced Subscriber Growth & ARPU Expansion  2022E  Note: Projected FY 2022 Growth.

 FINANCIAL SUMMARY  SUBSCRIBER COUNT GROWTH  Expect Double-Digit Growth In FY22  Robust sales and onboarding motion.  Delivering faster time-to-value.  Exceptional engagement and world-class SMB client retention.  Added growth levers in Thryv Australia and Vivial – our ”zoos”.  Double-Digit Growth

 FINANCIAL SUMMARY  FOCUS ON PROFITABILITY  SaaS Segment Adjusted Gross Margin Improvement  75%  2027*  64%  2021  Favorable mix shift to SaaS Platform will be a driver of Adjusted Gross Margin  Improvement driven by product innovation   Roll-out of unique Thryv Centers  Thryv Add-on revenue  Carries lower gross margins, whereas the  Thryv Platform has Adjusted Gross Margin ~70%.  *Management target.

 2021  2022E  2027*  REVENUE  $171M  $206M to $208M  $1B  ADJUSTED GROSS MARGIN  64%  >66%  75%  ADJUSTED EBITDA MARGIN  -12%  -10% to -12%  20%  FINANCIAL SUMMARY  SAAS GUIDANCE & FUTURE GOALS  Note: 2022E Revenue and EBITDA guidance range (established March 10, 2022).  *Management target.   Includes Domestic and International SaaS.

 TREASURY, TAX & CORPORATE DEVELOPMENT  KJ CHRISTOPHER  ©2022 Thryv, Inc. All Rights Reserved.

 FINANCIAL SUMMARY  M&A TRACK RECORD  History of synergy-rich acquisitions at advantageous valuations (EV/EBITDA).

FINANCIAL SUMMARY

M&A TRACK RECORD

History of synergy-rich acquisitions at advantageous valuations (EV/EBITDA).

YP Holdings

Acquired ~2.0x EV/EBITDA

Created nation-wide platform

Unlocked hundreds of millions in synergies

Sensis Holdings

Acquired ~2.0x

Access to Australian market

40% EBITDA Margins

Vivial Holdings

Acquired ~2.0x

Expands national footprint

Access to 25,000 digital clients

Note: Acquisition valuations measured on a post-synergy basis.

 FINANCIAL SUMMARY  HISTORY OF DEBT MANAGEMENT  Delivered $1.5 Billion in cash flow since 2016.  Debt  Leverage Ratio  History of utilizing free cash flow to deliver value.  Well below covenant cap of 3.0x.  Repaid >$1B of debt and returned $500mm to shareholders since 2016.  Modestly levered-up to pursue strategic actions.  1.4x  $548MM

 APPENDIX  ©2022 Thryv, Inc. All Rights Reserved.

 Note: 2022E Revenue and EBITDA guidance range (established March 10, 2022).  Q1 2022  FY 2022  MANAGEMENT COMMENTARY  TOTAL SAAS REVENUE  $47.5 to $47.7 Million  $206 to $208 Million  Company expects 20% to 22% growth for FY22  EBITDA  $12 to $13 Million Loss  $21 to $25 Million Loss  Company expects FY22 Total SaaS EBITDA margin in range of -10% to -12%, similar to FY21  Strategic investments to support engineering, product development, GTM efforts and product innovation roadmap  APPENDIX  1ST QUARTER & FY 2022 SAAS OUTLOOK  Company Reiterates Guidance For FY22

 *Includes Domestic and International Revenue.   Note: 2022E Revenue and EBITDA guidance range (established March 10, 2022).  APPENDIX  FY 2022 MARKETING SERVICES OUTLOOK  Company Reiterates Guidance For FY22  FY 2022  MANAGEMENT COMMENTARY  TOTAL MARKETING SERVICES*  $870 to $890 Million  Q1: Range of $238 to $240 Million  Q2: Range of $248 to $250 Million  Q3: Range of $192 to $200 Million  Q4: Range of $192 to $200 Million  EBITDA  $305 to $312 Million  Company expects EBITDA margins of ~35% for FY22

APPENDIX

NON-GAAP FINANCIAL RECONCILIATION

$ IN THOUSANDS	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	FY20	FY21
Net Income (loss)	**$ 28,102**	**$ 11,464**	**$ (145)**	**$ 109,800**	**$ 36,506**	**$ 24,359**	**$ 35,624**	**$ 5,088**	**$ 149,221**	**$ 101,577**
Interest expense	19,930	18,012	15,609	14,988	15,672	19,170	16,546	14,986	68,539	66,374
Income tax expense (benefit)	13,409	21,164	(24,250)	(118,306)	11,809	8,112	13,802	(986)	(107,983)	32,737
Dep. and amort. expense	37,823	37,606	35,454	35,640	19,718	29,908	31,049	24,798	146,523	105,47
Restructuring and integration exp.	9,845	7,347	6,710	4,557	9,234	3,489	2,312	3,109	28,459	18,145
Transaction costs	6,534	3,232	4,913	6,320	10,546	5,440	3,987	5,086	20,999	25,059
Stock-based comp. (benefit) exp.	(6,064)	580	1,289	1,300	1,971	1,921	2,340	1,862	(2,895)	8,094
Other components of net periodic pension cost (benefit)	201	936	30,175	10,924	(453)	(272)	(273)	(13,831)	42,236	(14,829)
Loss (gain) on remeasurement of indemnification asset	3,801	617	(540)	1,565		(844)	(404)	1,247	5,443	(1)
Impairment charges	98	18,132	1,184	5,497		3,611	—	—	24,911	3,611
Other	(900)	(955)	(1,105)	(654)	(70)	1,859	(2,624)	5,119	(3,614)	4,283
Adjusted EBITDA	**$ 112,779**	**$ 118,135**	**$ 69,294**	**$ 71,631**	**$ 104,933**	**$ 96,753**	**$ 102,359**	**$ 46,478**	**$ 371,839**	**$ 350,523**

*Figures may not foot due to rounding.

APPENDIX SEGMENT INFORMATION $ IN THOUSANDS MARKETING SERVICES SAAS THRYV INTERNATIONAL FY21 Revenue $797,493 $170,498 $145,391 $1,113,382 Gross profit $540,064 $104,746 $60,529 $705,339 Plus: Depreciation and amortization expense 15,706 4,972 32,555 53,233 Stock-based compensation expense 313 67 — 380 Adjusted Gross Profit$556,083 $109,785 $93,084 $758,952 Gross Margin  67.7% 61.4% 41.6% 63.4% Adjusted Gross Margin 69.7% 64.4% 64.0% 68.2% Adjusted EBITDA $318,230 $(14,004) $46,297 $350,523 *Figures may not foot due to rounding.